United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 6, 2007

FOUR OAKS FINCORP, INC.
(Name of Registrant as Specified in its Charter)

NORTH CAROLINA	56-2028446
(State or other jurisdiction of incorporation )	(IRS Employer Identification No.)

6114 US 301 South, Four Oaks, North Carolina 27524
(Address of Principal Executive Offices)

(919) 963-2177
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This document contains 2 pages, excluding exhibits

ITEM 2.02.

RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On June 6, 2007, Four Oaks Fincorp, Inc. (the “Company”) issued a press release announcing that US Banker magazine has recently ranked the Company among the top 200 U.S. community banks.  The press release contains certain information regarding the Company’s 2006 results of operations.  A copy of the press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.01.

REGULATION FD DISCLOSURE

The information provided in Item 2.02 above is incorporated herein by reference.

.

ITEM 9.01.

FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibit 99.1 Press Release dated June 6, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Four Oaks Fincorp, Inc.

Date: June 6, 2007		/s/ Ayden R. Lee, Jr.
	By:	Ayden R. Lee, Jr.
	Its:	Chairman, President & CEO